Exhibit 26(r)

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Elizabeth Belanger
Elizabeth Belanger, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ William Brown Jr
William Brown, Jr., Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ William L. Busler
William L. Busler, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Joseph P. Carusone
Joseph P. Carusone, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Vice President, Assistant Secretary and Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Robert F. Colby
Robert F. Colby, Director, Vice President, Assistant Secretary and Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Steven E. Frushtick
Steven E. Frushtick, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, President and Chairman of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Peter G. Krunkel
Peter G. Kunkel, Director, President and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ James P. Larkin
James P. Larkin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ John T. Mallett
John T. Mallett, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Ronald F. Mosher
Ronald F. Mosher, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Peter P. Post
Peter P. Post, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Actuary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Colette F. Vargas
Colette F. Vargas, Director and Chief Actuary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ Cornellis H. Verhagen
Cornelis H. Verhagen, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2008.

/s/ M. Craig Fowler
M. Craig Fowler, Treasurer and Vice President